Exhibit 99.1 Prudential Financial, Inc. (PRU) Quarterly Financial Supplement FINANCIAL SERVICES BUSINESSES SECOND QUARTER 2009
Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 5, 2009

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

This Quarterly Financial Supplement reflects the following for all periods presented herein:

This Quarterly Financial Supplement reflects the classification of the results for the company’s mutual fund and banking operations in Mexico as discontinued operations, for all periods presented, as a result of an agreement to sell these operations.

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2008			2009
2009	2008			2Q	3Q	4Q	1Q	2Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
739	843	-12%	U.S. Retirement Solutions and Investment Management Division	485	(182)	(975)	175	564
376	369	2%	U.S. Individual Life and Group Insurance Division	183	339	78	133	243
916	917	0%	International Insurance and Investments Division	479	497	1	435	481
(328)	(71)	-362%	Corporate and other operations	(20)	(38)	(288)	(166)	(162)

1,703	2,058	-17%	Total pre-tax adjusted operating income (loss)	1,127	616	(1,184)	577	1,126
450	522	-14%	Income taxes, applicable to adjusted operating income	282	186	(305)	141	309

1,253	1,536	-18%	Financial Services Businesses after-tax adjusted operating income (loss)	845	430	(879)	436	817

			Reconciling items:
(1,543)	(1,164)	-33%	Realized investment losses, net, and related charges and adjustments	(486)	(547)	(511)	(666)	(877)
831	(385)	316%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(123)	(534)	(815)	145	686
(392)	294	-233%	Change in experience-rated contractholder liabilities due to asset value changes	94	388	481	(45)	(347)
(56)	(57)	2%	Divested businesses	10	(219)	(230)	(32)	(24)
17	(68)	125%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(32)	213	509	3	14

(1,143)	(1,380)	17%	Total reconciling items, before income taxes	(537)	(699)	(566)	(595)	(548)
(408)	(444)	8%	Income taxes, not applicable to adjusted operating income	(245)	(280)	(159)	(148)	(260)

(735)	(936)	21%	Total reconciling items, after income taxes	(292)	(419)	(407)	(447)	(288)

518	600	-14%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	553	11	(1,286)	(11)	529
(7)	35	-120%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	16	(134)	(384)	5	(12)

511	635		Income (loss) from continuing operations attributable to Prudential Financial, Inc.	569	(123)	(1,670)	(6)	517
6	32		Earnings attributable to noncontrolling interests	8	5	(1)	(11)	17

517	667	-22%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	577	(118)	(1,671)	(17)	534
22	(1)	2300%	Income (loss) from discontinued operations, net of taxes	(3)	5	14	1	21

539	666	-19%	Net income (loss) of Financial Services Businesses	574	(113)	(1,657)	(16)	555
6	32		Less: Income (loss) attributable to noncontrolling interests	8	5	(1)	(11)	17

533	634		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	566	(118)	(1,656)	(5)	538

12.20%	13.80%		Operating Return on Average Equity (based on adjusted operating income)	15.32%	8.02%	-16.60%	8.89%	15.48%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
533	634		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	566	(118)	(1,656)	(5)	538
(356)	7		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	15	(58)	74	19	(375)

177	641		Consolidated net income (loss) attributable to Prudential Financial, Inc.	581	(176)	(1,582)	14	163

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2008			2009
2009	2008			2Q	3Q	4Q	1Q	2Q

			Earnings per share of Common Stock (diluted) (1):
2.94	3.52		Financial Services Businesses after-tax adjusted operating income (loss)	1.96	1.02	(2.04)	1.05	1.88

			Reconciling items:
(3.60)	(2.64)		Realized investment losses, net, and related charges and adjustments	(1.11)	(1.28)	(1.21)	(1.57)	(2.02)
1.94	(0.87)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.28)	(1.25)	(1.93)	0.34	1.58
(0.91)	0.67		Change in experience-rated contractholder liabilities due to asset value changes	0.22	0.91	1.14	(0.11)	(0.80)
(0.14)	(0.13)		Divested businesses	0.02	(0.51)	(0.55)	(0.08)	(0.06)
0.01	0.01		Difference in earnings allocated to participating unvested share-based payment awards	—	—	—	0.01	0.01

(2.70)	(2.96)		Total reconciling items, before income taxes	(1.15)	(2.13)	(2.55)	(1.41)	(1.29)
(0.99)	(0.93)		Income taxes, not applicable to adjusted operating income	(0.52)	(0.84)	(0.67)	(0.37)	(0.61)

(1.71)	(2.03)		Total reconciling items, after income taxes	(0.63)	(1.29)	(1.88)	(1.04)	(0.68)

1.23	1.49		Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.33	(0.27)	(3.92)	0.01	1.20
0.05	—		Income (loss) from discontinued operations, net of taxes	(0.01)	0.02	0.03	—	0.05

1.28	1.49		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.32	(0.25)	(3.89)	0.01	1.25

427.5	437.0		Weighted average number of outstanding Common shares (basic)	431.9	423.8	421.3	422.1	432.9

428.7	441.6		Weighted average number of outstanding Common shares (diluted)	436.5	428.0	423.0	423.2	434.3

22	26		Direct equity adjustments for earnings per share calculation	14	10	19	11	11

			Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
14	9		Financial Services Businesses after-tax adjusted operating income	5	3	1	4	10
6	4		Income from continuing operations (after-tax) of Financial Services Businesses	4	—	1	—	6

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 and for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment. Diluted share count used in the diluted earnings per share calculation for non-GAAP measures is equal to the weighted average basic common shares for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the adjusted operating loss available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	12,895	13,744	10,092	6,651	3,643
		Long-term debt	13,856	14,602	17,022	17,394	17,713
		Junior Subordinated Long-Term Debt	1,398	1,518	1,518	1,518	1,518

		Attributed Equity:
		Including accumulated other comprehensive income	20,541	18,780	14,292	14,349	18,681
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	22,321	21,553	19,899	20,337	22,452
		Excluding total accumulated other comprehensive income	21,772	21,343	19,529	20,238	22,194

		Total Capitalization:
		Including accumulated other comprehensive income	35,795	34,900	32,832	33,261	37,912
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	37,575	37,673	38,439	39,249	41,683
		Excluding total accumulated other comprehensive income	37,026	37,463	38,069	39,150	41,425

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	47.67	43.92	33.69	33.83	40.20
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	51.80	50.40	46.91	47.95	48.32
		Excluding total accumulated other comprehensive income	50.53	49.91	46.04	47.72	47.76

		Number of diluted shares at end of period	430.9	427.6	424.2	424.1	464.7

		Common Stock Price Range (based on closing price):
46.00	91.36	High	82.21	86.25	64.80	35.11	46.00
11.29	59.74	Low	59.74	56.07	13.73	11.29	20.50
37.22	59.74	Close	59.74	72.00	30.26	19.02	37.22

		Common Stock market capitalization (1)	25,465	30,362	12,749	8,042	17,139

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

OPERATIONS HIGHLIGHTS

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	179.3	170.9	161.2	152.7	163.5
		Retail customers	84.6	75.4	61.6	61.3	70.3
		General account	175.0	175.2	172.6	172.3	175.6

		Total Investment Management and Advisory Services	438.9	421.5	395.4	386.3	409.4
		Non-proprietary assets under management	115.3	97.6	80.5	75.1	89.3

		Total managed by U.S. Retirement Solutions and Investment Management Division	554.2	519.1	475.9	461.4	498.7
		Managed by U.S. Individual Life and Group Insurance Division	14.3	13.3	12.4	11.9	11.2
		Managed by International Insurance and Investments Division:	69.4	69.9	69.9	68.4	69.7

		Total assets under management	637.9	602.3	558.2	541.7	579.6
		Client assets under administration	125.0	112.1	101.1	98.8	106.7

		Total assets under management and administration	762.9	714.4	659.3	640.5	686.3

		Assets managed or administered for customers outside of the United States at end of period	120.0	115.6	112.6	110.4	115.2

		Distribution Representatives (1):
		Prudential Agents	2,446	2,482	2,360	2,389	2,421
		International Life Planners	6,179	6,267	6,365	6,397	6,375
		Gibraltar Life Advisors	5,899	6,057	6,330	6,170	6,376

45	54	Prudential Agent productivity ($ thousands)	58	55	70	41	49

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2008			2009
2009	2008			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
6,581	6,063	9%	Premiums	2,961	2,798	2,997	3,261	3,320
1,500	1,633	-8%	Policy charges and fee income	809	709	781	734	766
4,117	4,255	-3%	Net investment income	2,145	2,076	2,099	2,064	2,053
2,144	1,821	18%	Asset management fees, commissions and other income	939	770	10	1,945	199

14,342	13,772	4%	Total revenues	6,854	6,353	5,887	8,004	6,338

			Benefits and Expenses (1):
6,392	6,026	6%	Insurance and annuity benefits	2,944	3,040	3,472	3,464	2,928
1,811	1,609	13%	Interest credited to policyholders’ account balances	803	853	881	1,086	725
486	546	-11%	Interest expense	248	287	303	247	239
(1,219)	(1,176)	-4%	Deferral of acquisition costs	(588)	(559)	(567)	(578)	(641)
1,135	653	74%	Amortization of acquisition costs	315	238	512	1,205	(70)
4,034	4,056	-1%	General and administrative expenses	2,005	1,878	2,470	2,003	2,031

12,639	11,714	8%	Total benefits and expenses	5,727	5,737	7,071	7,427	5,212

1,703	2,058	-17%	Adjusted operating income (loss) before income taxes	1,127	616	(1,184)	577	1,126

			Reconciling items:
(1,582)	(1,192)	-33%	Realized investment losses, net, and related adjustments	(527)	(564)	(511)	(710)	(872)
39	28	39%	Related charges	41	17	—	44	(5)

(1,543)	(1,164)	-33%	Total realized investment losses, net, and related charges and adjustments	(486)	(547)	(511)	(666)	(877)

831	(385)	316%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(123)	(534)	(815)	145	686
(392)	294	-233%	Change in experience-rated contractholder liabilities due to asset value changes	94	388	481	(45)	(347)
(56)	(57)	2%	Divested businesses	10	(219)	(230)	(32)	(24)
17	(68)	125%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(32)	213	509	3	14

(1,143)	(1,380)	17%	Total reconciling items, before income taxes	(537)	(699)	(566)	(595)	(548)

560	678	-17%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	590	(83)	(1,750)	(18)	578
42	78	-46%	Income tax expense (benefit)	37	(94)	(464)	(7)	49

518	600	-14%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	553	11	(1,286)	(11)	529

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2008	9/30/2008	12/31/2008	3/31/2009	6/30/2009

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $116,193; $118,111; $125,753; $123,589; $123,430)	114,541	114,626	119,153	116,094	119,084
Fixed maturities, held to maturity, at amortized cost (fair value $3,490; $3,410; $3,832; $4,629; $4,938)	3,572	3,481	3,808	4,661	4,935
Trading account assets supporting insurance liabilities, at fair value	14,624	14,392	13,875	13,973	14,766
Other trading account assets, at fair value	2,984	3,240	4,216	4,445	3,550
Equity securities, available for sale, at fair value (cost $4,686; $4,634; $4,273; $3,893; $3,380)	4,567	4,258	3,665	3,425	3,404
Commercial mortgage and other loans	23,837	24,173	24,366	24,069	23,961
Policy loans	4,207	3,822	4,280	4,230	4,413
Securities purchased under agreements to resell	184	171	480	—	—
Other long-term investments	5,683	5,255	5,383	4,247	4,170
Short-term investments	5,601	6,621	4,092	3,458	5,790

Total investments	179,800	180,039	183,318	178,602	184,073
Cash and cash equivalents	8,762	9,907	13,054	12,748	11,798
Accrued investment income	1,531	1,551	1,603	1,610	1,571
Deferred policy acquisition costs	12,203	12,472	13,127	12,223	12,768
Deferred income taxes, net	—	—	(533)	(462)	—
Other assets	25,605	25,624	21,962	18,452	19,142
Separate account assets	179,323	165,148	147,095	139,638	151,266

Total assets	407,224	394,741	379,626	362,811	380,618

Liabilities:
Future policy benefits	62,449	62,027	70,221	67,417	69,699
Policyholders’ account balances	86,337	90,871	93,991	95,033	95,680
Securities sold under agreements to repurchase	4,307	4,209	4,288	3,743	3,467
Cash collateral for loaned securities	2,808	2,231	2,684	1,966	2,233
Income taxes	3,442	2,493	364	773	2,213
Senior short-term debt	12,895	13,744	10,092	6,651	3,643
Senior long-term debt	13,856	14,602	17,022	17,394	17,713
Junior subordinated long-term debt	1,398	1,518	1,518	1,518	1,518
Other liabilities	19,575	18,817	17,708	13,753	13,903
Separate account liabilities	179,323	165,148	147,095	139,638	151,266

Total liabilities	386,390	375,660	364,983	347,886	361,335

Attributed Equity:
Accumulated other comprehensive loss	(1,231)	(2,563)	(5,237)	(5,889)	(3,513)
Other attributed equity	21,772	21,343	19,529	20,238	22,194

Total attributed equity	20,541	18,780	14,292	14,349	18,681

Noncontrolling Interest	293	301	351	576	602

Total Equity	20,834	19,081	14,643	14,925	19,283

Total liabilities and equity	407,224	394,741	379,626	362,811	380,618

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	3,320	261	1,156	1,911	(8)
Policy charges and fee income	766	269	412	91	(6)
Net investment income	2,053	1,114	350	509	80
Asset management fees, commissions and other income	199	43	88	130	(62)

Total revenues	6,338	1,687	2,006	2,641	4

Benefits and Expenses (1):
Insurance and annuity benefits	2,928	257	1,222	1,465	(16)
Interest credited to policyholders’ account balances	725	527	119	110	(31)
Interest expense	239	16	47	1	175
Deferral of acquisition costs	(641)	(217)	(136)	(299)	11
Amortization of acquisition costs	(70)	(351)	74	214	(7)
General and administrative expenses	2,031	891	437	669	34

Total benefits and expenses	5,212	1,123	1,763	2,160	166

Adjusted operating income (loss) before income taxes	1,126	564	243	481	(162)

	Quarter Ended June 30, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,961	151	1,076	1,736	(2)
Policy charges and fee income	809	353	380	82	(6)
Net investment income	2,145	1,155	343	504	143
Asset management fees, commissions and other income	939	734	95	155	(45)

Total revenues	6,854	2,393	1,894	2,477	90

Benefits and Expenses (1):
Insurance and annuity benefits	2,944	398	1,168	1,360	18
Interest credited to policyholders’ account balances	803	635	113	101	(46)
Interest expense	248	51	50	4	143
Deferral of acquisition costs	(588)	(183)	(122)	(299)	16
Amortization of acquisition costs	315	84	87	152	(8)
General and administrative expenses	2,005	923	415	680	(13)

Total benefits and expenses	5,727	1,908	1,711	1,998	110

Adjusted operating income (loss) before income taxes	1,127	485	183	479	(20)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	6,581	436	2,346	3,810	(11)
Policy charges and fee income	1,500	518	805	190	(13)
Net investment income	4,117	2,260	703	1,043	111
Asset management fees, commissions and other income	2,144	1,836	165	236	(93)

Total revenues	14,342	5,050	4,019	5,279	(6)

Benefits and Expenses (1):
Insurance and annuity benefits	6,392	899	2,498	2,966	29
Interest credited to policyholders’ account balances	1,811	1,422	238	229	(78)
Interest expense	486	41	98	2	345
Deferral of acquisition costs	(1,219)	(366)	(261)	(608)	16
Amortization of acquisition costs	1,135	527	210	416	(18)
General and administrative expenses	4,034	1,788	860	1,358	28

Total benefits and expenses	12,639	4,311	3,643	4,363	322

Adjusted operating income (loss) before income taxes	1,703	739	376	916	(328)

	Six Months Ended June 30, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	6,063	370	2,191	3,508	(6)
Policy charges and fee income	1,633	700	771	169	(7)
Net investment income	4,255	2,280	686	965	324
Asset management fees, commissions and other income	1,821	1,431	183	330	(123)

Total revenues	13,772	4,781	3,831	4,972	188

Benefits and Expenses (1):
Insurance and annuity benefits	6,026	861	2,352	2,773	40
Interest credited to policyholders’ account balances	1,609	1,270	227	201	(89)
Interest expense	546	117	102	6	321
Deferral of acquisition costs	(1,176)	(375)	(239)	(593)	31
Amortization of acquisition costs	653	157	202	312	(18)
General and administrative expenses	4,056	1,908	818	1,356	(26)

Total benefits and expenses	11,714	3,938	3,462	4,055	259

Adjusted operating income (loss) before income taxes	2,058	843	369	917	(71)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	184,073	83,356	25,188	67,622	7,907
Deferred policy acquisition costs	12,768	2,246	4,494	6,170	(142)
Other assets	32,511	9,506	3,649	10,406	8,950
Separate account assets	151,266	119,794	32,591	350	(1,469)

Total assets	380,618	214,902	65,922	84,548	15,246

Liabilities:
Future policy benefits	69,699	15,835	8,610	44,839	415
Policyholders’ account balances	95,680	60,875	14,152	22,574	(1,921)
Debt	22,874	2,524	5,444	450	14,456
Other liabilities	21,816	6,675	2,239	9,659	3,243
Separate account liabilities	151,266	119,794	32,591	350	(1,469)

Total liabilities	361,335	205,703	63,036	77,872	14,724

Attributed Equity:
Accumulated other comprehensive loss	(3,513)	(1,206)	(750)	(686)	(871)
Other attributed equity	22,194	9,804	3,636	7,327	1,427

Total attributed equity	18,681	8,598	2,886	6,641	556

Noncontrolling Interest	602	601	—	35	(34)

Total Equity	19,283	9,199	2,886	6,676	522

Total liabilities and equity	380,618	214,902	65,922	84,548	15,246

	As of December 31, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	183,318	87,244	23,560	65,891	6,623
Deferred policy acquisition costs	13,127	2,683	4,573	6,051	(180)
Other assets	36,086	9,924	3,028	12,866	10,268
Separate account assets	147,095	115,791	32,277	270	(1,243)

Total assets	379,626	215,642	63,438	85,078	15,468

Liabilities:
Future policy benefits	70,221	18,251	8,213	43,317	440
Policyholders’ account balances	93,991	62,285	13,527	21,674	(3,495)
Debt	28,632	4,137	5,448	620	18,427
Other liabilities	25,044	8,039	1,904	12,912	2,189
Separate account liabilities	147,095	115,791	32,277	270	(1,243)

Total liabilities	364,983	208,503	61,369	78,793	16,318

Attributed Equity:
Accumulated other comprehensive loss	(5,237)	(2,422)	(1,278)	(562)	(975)
Other attributed equity	19,529	9,255	3,347	6,808	119

Total attributed equity	14,292	6,833	2,069	6,246	(856)

Noncontrolling Interest	351	306	—	39	6

Total Equity	14,643	7,139	2,069	6,285	(850)

Total liabilities and equity	379,626	215,642	63,438	85,078	15,468

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2009				As of December 31, 2008
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	105	6,381	1,518	8,004	925	5,092	1,518	7,535
Investment related	1,289	9,089	—	10,378	6,245	9,792	—	16,037
Securities business related	2,126	517	—	2,643	1,806	1,550	—	3,356
Specified other businesses	88	559	—	647	778	264	—	1,042
Limited recourse and non-recourse borrowing	35	1,167	—	1,202	338	324	—	662

Total debt - Financial Services Businesses	3,643	17,713	1,518	22,874	10,092	17,022	1,518	28,632

Ratio of long-term and short-term capital debt to capitalization (1)				22.5%				23.3%

Closed Block Business
Investment related	—	—	—	—	443	—	—	443
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	443	1,750	—	2,193

	As of June 30, 2009				As of December 31, 2008
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	6,982	835	187	8,004	6,837	462	236	7,535
Investment related	5,911	1,233	3,234	10,378	8,819	3,991	3,227	16,037
Securities business related	277	2,261	105	2,643	694	2,430	232	3,356
Specified other businesses	579	68	—	647	290	752	—	1,042
Limited recourse and non-recourse borrowing	—	—	1,202	1,202	—	—	662	662

Total debt - Financial Services Businesses	13,749	4,397	4,728	22,874	16,640	7,635	4,357	28,632

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $441 million of Surplus Notes for June 30, 2009 and $444 million for December 31, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2008			2009
2009	2008	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
436	370	18%	Premiums	151	75	209	175	261
518	700	-26%	Policy charges and fee income	353	331	256	249	269
2,260	2,280	-1%	Net investment income	1,155	1,068	1,101	1,146	1,114
1,836	1,431	28%	Asset management fees, commissions and other income	734	517	191	1,793	43

5,050	4,781	6%	Total revenues	2,393	1,991	1,757	3,363	1,687

			Benefits and Expenses (1):
899	861	4%	Insurance and annuity benefits	398	593	814	642	257
1,422	1,270	12%	Interest credited to policyholders’ account balances	635	679	707	895	527
41	117	-65%	Interest expense	51	54	54	25	16
(366)	(375)	2%	Deferral of acquisition costs	(183)	(166)	(148)	(149)	(217)
527	157	236%	Amortization of acquisition costs	84	140	126	878	(351)
1,788	1,908	-6%	General and administrative expenses	923	873	1,179	897	891

4,311	3,938	9%	Total benefits and expenses	1,908	2,173	2,732	3,188	1,123

739	843	-12%	Adjusted operating income (loss) before income taxes	485	(182)	(975)	175	564

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities.

Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2009				Quarter Ended June 30, 2009
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	436	33	403	—	261	16	245	—
Policy charges and fee income	518	420	98	—	269	220	49	—
Net investment income	2,260	525	1,692	43	1,114	251	831	32
Asset management fees, commissions and other income	1,836	1,029	245	562	43	(372)	105	310

Total revenues	5,050	2,007	2,438	605	1,687	115	1,230	342

Benefits and Expenses (1):
Insurance and annuity benefits	899	125	774	—	257	(179)	436	—
Interest credited to policyholders’ account balances	1,422	450	972	—	527	43	484	—
Interest expense	41	7	18	16	16	3	6	7
Deferral of acquisition costs	(366)	(329)	(29)	(8)	(217)	(197)	(15)	(5)
Amortization of acquisition costs	527	507	12	8	(351)	(355)	—	4
General and administrative expenses (2)	1,788	798	433	557	891	368	220	303

Total benefits and expenses	4,311	1,558	2,180	573	1,123	(317)	1,131	309

Adjusted operating income before income taxes	739	449	258	32	564	432	99	33

	Six Months Ended June 30, 2008				Quarter Ended June 30, 2008
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	370	32	338	—	151	13	138	—
Policy charges and fee income	700	611	89	—	353	307	46	—
Net investment income	2,280	335	1,778	167	1,155	174	885	96
Asset management fees, commissions and other income	1,431	217	269	945	734	128	138	468

Total revenues	4,781	1,195	2,474	1,112	2,393	622	1,207	564

Benefits and Expenses (1):
Insurance and annuity benefits	861	129	732	—	398	58	340	—
Interest credited to policyholders’ account balances	1,270	214	1,056	—	635	112	523	—
Interest expense	117	29	49	39	51	15	19	17
Deferral of acquisition costs	(375)	(318)	(48)	(9)	(183)	(155)	(23)	(5)
Amortization of acquisition costs	157	139	9	9	84	76	4	4
General and administrative expenses (2)	1,908	733	411	764	923	362	203	358

Total benefits and expenses	3,938	926	2,209	803	1,908	468	1,066	374

Adjusted operating income before income taxes	843	269	265	309	485	154	141	190

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $146 million for the six months ended June 30, 2009 and $54 million for the six months ended June 30, 2008, $(4) million for the quarter ended June 30, 2009 and $24 million for the quarter ended June 30, 2008 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
60,007	80,330	Beginning total account value	74,977	74,707	67,968	60,007	57,942
5,486	5,569	Sales	2,740	2,507	2,132	2,108	3,378
(2,758)	(4,358)	Surrenders and withdrawals	(2,185)	(1,988)	(1,654)	(1,443)	(1,315)

2,728	1,211	Net sales	555	519	478	665	2,063
(492)	(556)	Benefit payments	(262)	(259)	(242)	(256)	(236)

2,236	655	Net flows	293	260	236	409	1,827
3,297	(5,655)	Change in market value, interest credited, and other	(246)	(6,712)	(7,986)	(2,269)	5,566
(441)	(623)	Policy charges	(317)	(287)	(211)	(205)	(236)

65,099	74,707	Ending total account value	74,707	67,968	60,007	57,942	65,099

		Fixed Annuities:
3,295	3,488	Beginning total account value	3,440	3,394	3,349	3,295	3,263
96	41	Sales	24	33	47	55	41
(152)	(114)	Surrenders and withdrawals	(61)	(71)	(91)	(77)	(75)

(56)	(73)	Net redemptions	(37)	(38)	(44)	(22)	(34)
(80)	(83)	Benefit payments	(40)	(37)	(40)	(43)	(37)

(136)	(156)	Net flows	(77)	(75)	(84)	(65)	(71)
63	63	Interest credited and other	31	32	32	33	30
(1)	(1)	Policy charges	—	(2)	(2)	—	(1)

3,221	3,394	Ending total account value	3,394	3,349	3,295	3,263	3,221

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
996	1,319	Insurance Agents	673	589	540	465	531
1,029	647	Wirehouses	324	340	264	344	685
3,557	3,644	Independent Financial Planners (2)	1,767	1,611	1,375	1,354	2,203

5,582	5,610	Total	2,764	2,540	2,179	2,163	3,419

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):

		Return of net deposits:
		Account value	41,272	38,285	34,892	34,313	39,124
		Net amount at risk	1,750	3,572	6,462	7,433	5,138
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	28,717	25,469	21,494	20,208	22,358
		Net amount at risk	4,032	6,431	9,640	10,503	8,438

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	10,867	10,221	9,891	9,793	9,951
		Guaranteed minimum withdrawal benefits	1,902	1,646	1,326	1,198	1,312
		Guaranteed minimum income benefits	5,958	5,149	4,114	3,750	4,184
		Guaranteed minimum withdrawal & income benefits	18,372	18,153	17,723	18,470	23,249

		Total	37,099	35,169	33,054	33,211	38,696

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
18,110	8,644	Beginning balance	12,013	12,282	17,051	18,110	18,208
196	124	Premiums and deposits	51	70	81	83	113
(742)	(505)	Surrenders and withdrawals	(254)	(296)	(433)	(386)	(356)

(546)	(381)	Net redemptions	(203)	(226)	(352)	(303)	(243)
(176)	(183)	Benefit payments	(80)	(87)	(92)	(93)	(83)

(722)	(564)	Net flows	(283)	(313)	(444)	(396)	(326)
285	204	Interest credited and other	105	121	159	156	129
(1,317)	3,999	Net transfers (to) from separate account	447	4,963	1,346	338	(1,655)
(1)	(1)	Policy charges	—	(2)	(2)	—	(1)

16,355	12,282	Ending balance	12,282	17,051	18,110	18,208	16,355

		Account Values in Separate Account:
45,192	75,174	Beginning balance	66,404	65,819	54,266	45,192	42,997
5,386	5,486	Premiums and deposits	2,713	2,470	2,098	2,080	3,306
(2,168)	(3,967)	Surrenders and withdrawals	(1,992)	(1,763)	(1,312)	(1,134)	(1,034)

3,218	1,519	Net sales	721	707	786	946	2,272
(396)	(456)	Benefit payments	(222)	(209)	(190)	(206)	(190)

2,822	1,063	Net flows	499	498	596	740	2,082
3,075	(5,796)	Change in market value, interest credited and other	(320)	(6,801)	(8,113)	(2,392)	5,467
1,317	(3,999)	Net transfers (to) from general account	(447)	(4,963)	(1,346)	(338)	1,655
(441)	(623)	Policy charges	(317)	(287)	(211)	(205)	(236)

51,965	65,819	Ending balance	65,819	54,266	45,192	42,997	51,965

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
99,738	112,192	Beginning total account value	107,060	106,917	100,463	99,738	102,159
14,379	9,116	Deposits and sales	4,530	3,276	6,549	10,489	3,890
(8,034)	(8,299)	Withdrawals and benefits	(4,366)	(2,883)	(3,869)	(4,231)	(3,803)
4,867	(6,092)	Change in market value, interest credited and interest income	(307)	(6,847)	(12,320)	(3,837)	8,704
—	—	Acquisition (1)	—	—	8,915	—	—

110,950	106,917	Ending total account value	106,917	100,463	99,738	102,159	110,950

6,345	817	Net additions	164	393	2,680	6,258	87

		Stable value account values included above	33,883	34,570	35,346	36,601	36,722

		Institutional Investment Products:
50,491	51,591	Beginning total account value	51,667	51,513	50,041	50,491	49,030
2,970	3,416	Additions (2)	1,606	1,052	1,270	627	2,343
(3,309)	(3,646)	Withdrawals and benefits	(1,944)	(2,114)	(1,632)	(2,037)	(1,272)
526	802	Change in market value, interest credited and interest income	241	153	1,243	(152)	678
(1,203)	(650)	Other (3)	(57)	(563)	(431)	101	(1,304)

49,475	51,513	Ending total account value	51,513	50,041	50,491	49,030	49,475

(339)	(230)	Net additions (withdrawals)	(338)	(1,062)	(362)	(1,410)	1,071

(1)	On October 10, 2008, the company acquired MullinTBG Insurance Agency Services, LLC and related entities.
(2)	Includes $700 million and $500 million for the three months ended December 31, 2008 and the three and six months ended June 30, 2009, respectively, representing transfers of externally managed client balances to accounts managed by the company. This addition is offset within the “Other” category as there is no net impact on ending account values for this transfer.
(3)	“Other” activity includes transfers from (to) the Asset Management segment of $115 million, $(20) million and $543 million for the three months ended June 30, 2008, September 30, 2008 and December 31, 2008, respectively; and $(91) million for the six months ended June 30, 2008. “Other” activity also includes $(700) million for the three months ended December 31, 2008 and $(500) million for the three and six months ended June 30, 2009, respectively, related to transfers discussed above in note 2. For the three months ended March 31, 2009 and six months ended June 30, 2009, other includes $1,500 million representing collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY). Other also includes $(507) million, $(1,015) million and $(1,522) million for the three months ended June 30, 2009, March 31, 2009 and the six months ended June 30, 2009, respectively, representing terminations of affiliated funding agreements utilizing proceeds from the issuances to FHLBNY. The remainder of “other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2008			2009
2009	2008	Change		2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
493	569	-13%	Asset management fees	288	289	257	239	254
(47)	240	-120%	Incentive, transaction, principal investing and commercial mortgage revenues	152	(49)	(141)	(35)	(12)
159	303	-48%	Service, distribution and other revenues	124	105	113	59	100

605	1,112	-46%	Total Asset Management segment revenues	564	345	229	263	342

			Analysis of asset management fees by source:
245	269	-9%	Institutional customers	136	138	133	119	126
118	166	-29%	Retail customers	85	83	58	56	62
130	134	-3%	General account	67	68	66	64	66

493	569	-13%	Total asset management fees	288	289	257	239	254

Supplementary Assets Under Management Information (in billions):

	June 30, 2009
	Equity	Fixed Income	Real Estate	Total
Institutional customers	40.1	101.7	21.7	163.5
Retail customers	45.2	23.4	1.7	70.3
General account	3.4	171.3	0.9	175.6

Total	88.7	296.4	24.3	409.4

	June 30, 2008
	Equity	Fixed Income	Real Estate	Total
Institutional customers	55.0	95.3	29.0	179.3
Retail customers	62.8	19.6	2.2	84.6
General account	4.3	169.8	0.9	175.0

Total	122.1	284.7	32.1	438.9

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
128.5	141.7	Beginning assets under management	140.1	145.8	138.6	128.5	120.6
12.6	17.2	Additions	10.9	6.3	6.1	4.9	7.7
(11.1)	(8.8)	Withdrawals	(4.5)	(4.8)	(5.9)	(4.6)	(6.5)
(0.1)	(3.3)	Change in market value	(0.5)	(8.4)	(10.7)	(7.3)	7.2
(1.0)	(1.1)	Net money market flows	(0.1)	(0.3)	0.9	(0.9)	(0.1)
—	0.1	Other (1)	(0.1)	—	(0.5)	—	—

128.9	145.8	Ending assets under management	145.8	138.6	128.5	120.6	128.9
34.6	33.5	Affiliated institutional assets under management	33.5	32.3	32.7	32.1	34.6

163.5	179.3	Total assets managed for institutional customers at end of period	179.3	170.9	161.2	152.7	163.5

1.5	8.4	Net institutional additions, excluding money market and other activity (1)	6.4	1.5	0.2	0.3	1.2

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
33.4	50.9	Beginning assets under management	48.2	50.7	43.4	33.4	33.5
8.1	7.3	Additions	3.8	4.4	3.4	3.5	4.6
(6.0)	(5.4)	Withdrawals	(2.9)	(4.3)	(5.0)	(3.3)	(2.7)
3.8	(2.1)	Change in market value	1.9	(7.5)	(8.4)	(0.7)	4.5
0.3	—	Net money market flows	(0.3)	0.1	—	0.7	(0.4)
—	—	Other	—	—	—	—	—

39.5	50.7	Ending assets under management	50.7	43.4	33.4	33.5	39.5
30.8	33.9	Affiliated retail assets under management	33.9	32.0	28.2	27.8	30.8

70.3	84.6	Total assets managed for retail customers at end of period	84.6	75.4	61.6	61.3	70.3

2.1	1.9	Net retail additions (withdrawals), excluding money market activity	0.9	0.1	(1.6)	0.2	1.9

(1)	Other activity represents transfers from (to) the Retirement Segment as a result of a change in client contract form. These assets continue to be managed by the segment and are included in Affiliated institutional assets under management above.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2008			2009
2009	2008	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,346	2,191	7%	Premiums	1,076	1,099	1,091	1,190	1,156
805	771	4%	Policy charges and fee income	380	313	441	393	412
703	686	2%	Net investment income	343	353	357	353	350
165	183	-10%	Asset management fees, commissions and other income	95	149	80	77	88

4,019	3,831	5%	Total revenues	1,894	1,914	1,969	2,013	2,006

			Benefits and Expenses (1):
2,498	2,352	6%	Insurance and annuity benefits	1,168	1,136	1,210	1,276	1,222
238	227	5%	Interest credited to policyholders’ account balances	113	119	117	119	119
98	102	-4%	Interest expense	50	51	62	51	47
(261)	(239)	-9%	Deferral of acquisition costs	(122)	(121)	(126)	(125)	(136)
210	202	4%	Amortization of acquisition costs	87	(37)	222	136	74
860	818	5%	General and administrative expenses	415	427	406	423	437

3,643	3,462	5%	Total benefits and expenses	1,711	1,575	1,891	1,880	1,763

376	369	2%	Adjusted operating income before income taxes	183	339	78	133	243

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2009			Quarter Ended June 30, 2009
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,346	330	2,016	1,156	170	986
Policy charges and fee income	805	554	251	412	278	134
Net investment income	703	397	306	350	200	150
Asset management fees, commissions and other income	165	102	63	88	55	33

Total revenues	4,019	1,383	2,636	2,006	703	1,303

Benefits and Expenses (1):
Insurance and annuity benefits	2,498	522	1,976	1,222	250	972
Interest credited to policyholders’ account balances	238	127	111	119	65	54
Interest expense	98	98	—	47	47	—
Deferral of acquisition costs	(261)	(243)	(18)	(136)	(128)	(8)
Amortization of acquisition costs	210	197	13	74	69	5
General and administrative expenses	860	504	356	437	262	175

Total benefits and expenses	3,643	1,205	2,438	1,763	565	1,198

Adjusted operating income before income taxes	376	178	198	243	138	105

	Six Months Ended June 30, 2008			Quarter Ended June 30, 2008
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,191	296	1,895	1,076	148	928
Policy charges and fee income	771	558	213	380	273	107
Net investment income	686	362	324	343	182	161
Asset management fees, commissions and other income	183	140	43	95	73	22

Total revenues	3,831	1,356	2,475	1,894	676	1,218

Benefits and Expenses (1):
Insurance and annuity benefits	2,352	488	1,864	1,168	249	919
Interest credited to policyholders’ account balances	227	112	115	113	57	56
Interest expense	102	101	1	50	49	1
Deferral of acquisition costs	(239)	(221)	(18)	(122)	(113)	(9)
Amortization of acquisition costs	202	194	8	87	83	4
General and administrative expenses	818	483	335	415	248	167

Total benefits and expenses	3,462	1,157	2,305	1,711	573	1,138

Adjusted operating income before income taxes	369	199	170	183	103	80

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS:

		Excluding corporate-owned life insurance:
9	21	Variable life	10	8	10	4	5
60	39	Universal life	22	21	23	28	32
113	103	Term life	52	53	53	52	61

182	163	Total excluding corporate-owned life insurance	84	82	86	84	98
—	—	Corporate-owned life insurance	—	—	—	—	—

182	163	Total	84	82	86	84	98

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL:

		Excluding corporate-owned life insurance:
46	57	Prudential Agents	29	26	26	22	24
136	106	Third party distribution	55	56	60	62	74
—	—	Corporate-owned life insurance	—	—	—	—	—

182	163	Total	84	82	86	84	98

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (1):
7,397	6,582	Beginning balance	6,676	6,948	7,212	7,397	7,691
1,044	779	Premiums and deposits	409	372	462	570	474
(518)	(449)	Surrenders and withdrawals	(211)	(248)	(303)	(278)	(240)

526	330	Net sales	198	124	159	292	234
(66)	(77)	Benefit payments	(38)	(41)	(41)	(34)	(32)

460	253	Net flows	160	83	118	258	202
17	139	Interest credited and other	130	180	78	81	(64)
130	122	Net transfers from separate account	59	75	70	45	85
(180)	(148)	Policy charges	(77)	(74)	(81)	(90)	(90)

7,824	6,948	Ending balance	6,948	7,212	7,397	7,691	7,824

		Separate Account Liabilities:
12,848	18,585	Beginning balance	17,276	17,387	15,476	12,848	12,110
576	615	Premiums and deposits	311	386	409	315	261
(544)	(377)	Surrenders and withdrawals	(215)	(173)	(277)	(328)	(216)

32	238	Net sales (redemptions)	96	213	132	(13)	45
(20)	(32)	Benefit payments	(22)	(6)	17	(2)	(18)

12	206	Net flows	74	207	149	(15)	27
1,074	(895)	Change in market value, interest credited and other	288	(1,849)	(2,524)	(500)	1,574
(130)	(122)	Net transfers to general account	(59)	(75)	(70)	(45)	(85)
(354)	(387)	Policy charges	(192)	(194)	(183)	(178)	(176)

13,450	17,387	Ending balance	17,387	15,476	12,848	12,110	13,450

		FACE AMOUNT IN FORCE (2):

		Variable life	134,691	131,608	127,503	124,600	123,419
		Universal life	27,091	27,999	29,070	30,537	32,315
		Term life	345,467	359,887	373,927	386,218	402,459

		Total	507,249	519,494	530,500	541,355	558,193

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		Individual Life Insurance:

		Policy Surrender Experience:
493	374	Cash value of surrenders	196	188	240	256	236
5.1%	3.2%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.5%	3.5%	4.8%	5.5%	5.0%

		Death benefits per $1,000 of in force (1):
4.26	3.83	Variable and universal life	4.14	3.23	3.58	4.71	3.83
1.15	1.56	Term life	1.53	1.46	0.97	1.14	1.10
2.86	2.98	Total, Individual Life Insurance	3.08	2.51	2.43	3.14	2.54

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
245	142	Group life	30	70	76	210	35
160	131	Group disability (1)	17	47	26	134	26

405	273	Total	47	117	102	344	61

		Future Policy Benefits (2):
		Group life	2,046	2,015	2,227	2,169	2,176
		Group disability (1)	810	865	898	1,015	1,059

		Total	2,856	2,880	3,125	3,184	3,235

		Policyholders’ Account Balances (2):
		Group life	6,143	5,785	5,958	6,033	6,160
		Group disability (1)	149	152	172	159	168

		Total	6,292	5,937	6,130	6,192	6,328

		Separate Account Liabilities (2):
		Group life	17,941	19,943	19,429	20,315	19,141
		Group disability (1)	—	—	—	—	—

		Total	17,941	19,943	19,429	20,315	19,141

		Group Life Insurance:
1,835	1,861	Gross premiums, policy charges and fee income (3)	912	840	922	920	915
1,706	1,603	Earned premiums, policy charges and fee income	810	789	840	857	849
87.6%	88.3%	Benefits ratio	89.4%	88.1%	89.9%	88.0%	87.3%
8.8%	8.2%	Administrative operating expense ratio	8.2%	9.4%	8.7%	8.8%	8.7%
		Persistency ratio	94.0%	93.6%	93.3%	95.8%	95.6%

		Group Disability Insurance (1):
568	526	Gross premiums, policy charges and fee income (3)	238	265	241	297	271
561	505	Earned premiums, policy charges and fee income	225	259	231	290	271
85.9%	88.9%	Benefits ratio	86.2%	81.5%	90.0%	86.2%	85.6%
18.0%	19.6%	Administrative operating expense ratio	22.3%	19.3%	20.8%	17.9%	18.1%
		Persistency ratio	90.4%	86.7%	85.6%	94.5%	93.6%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

DEFERRED POLICY ACQUISITION COSTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:
2,329	1,976	Beginning balance	2,093	2,199	2,294	2,329	1,580
329	318	Capitalization	155	149	130	132	197
(507)	(139)	Amortization - operating results	(76)	(121)	(119)	(862)	355
13	10	Amortization - realized investment gains and losses	(5)	10	(10)	2	11
(221)	34	Impact of unrealized (gains) or losses on AFS securities	32	57	34	(21)	(200)

1,943	2,199	Ending balance	2,199	2,294	2,329	1,580	1,943

		INDIVIDUAL LIFE INSURANCE:
4,226	3,855	Beginning balance	3,805	3,963	4,207	4,226	4,270
243	221	Capitalization	113	111	113	115	128
(197)	(194)	Amortization - operating results	(83)	40	(218)	(128)	(69)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(130)	81	Impact of unrealized (gains) or losses on AFS securities	128	93	124	57	(187)

4,142	3,963	Ending balance	3,963	4,207	4,226	4,270	4,142

		GROUP INSURANCE:
347	321	Beginning balance	326	331	338	347	349
18	18	Capitalization	9	10	13	10	8
(13)	(8)	Amortization - operating results	(4)	(3)	(4)	(8)	(5)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

352	331	Ending balance	331	338	347	349	352

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		%		2008			2009
2009	2008	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
3,810	3,508	9%	Premiums	1,736	1,627	1,698	1,899	1,911
190	169	12%	Policy charges and fee income	82	83	90	99	91
1,043	965	8%	Net investment income	504	514	527	534	509
236	330	-28%	Asset management fees, commissions and other income	155	153	(217)	106	130

5,279	4,972	6%	Total revenues	2,477	2,377	2,098	2,638	2,641

			Benefits and Expenses (1):
2,966	2,773	7%	Insurance and annuity benefits	1,360	1,279	1,325	1,501	1,465
229	201	14%	Interest credited to policyholders’ account balances	101	106	109	119	110
2	6	-67%	Interest expense	4	1	2	1	1
(608)	(593)	-3%	Deferral of acquisition costs	(299)	(281)	(299)	(309)	(299)
416	312	33%	Amortization of acquisition costs	152	144	182	202	214
1,358	1,356	0%	General and administrative expenses	680	631	778	689	669

4,363	4,055	8%	Total benefits and expenses	1,998	1,880	2,097	2,203	2,160

916	917	0%	Adjusted operating income before income taxes	479	497	1	435	481

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Six Months Ended June 30, 2009				Quarter Ended June 30, 2009
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,810	2,484	1,326	—	1,911	1,199	712	—
Policy charges and fee income	190	150	40	—	91	72	19	—
Net investment income	1,043	505	527	11	509	251	255	3
Asset management fees, commissions and other income	236	42	(4)	198	130	17	8	105

Total revenues	5,279	3,181	1,889	209	2,641	1,539	994	108

Benefits and Expenses (1):
Insurance and annuity benefits	2,966	1,918	1,048	—	1,465	900	565	—
Interest credited to policyholders’ account balances	229	88	141	—	110	40	70	—
Interest expense	2	2	—	—	1	(1)	2	—
Deferral of acquisition costs	(608)	(420)	(188)	—	(299)	(201)	(98)	—
Amortization of acquisition costs	416	285	131	—	214	147	67	—
General and administrative expenses	1,358	699	476	183	669	339	238	92

Total benefits and expenses	4,363	2,572	1,608	183	2,160	1,224	844	92

Adjusted operating income before income taxes	916	609	281	26	481	315	150	16

	Six Months Ended June 30, 2008				Quarter Ended June 30, 2008
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,508	2,423	1,085	—	1,736	1,161	575	—
Policy charges and fee income	169	134	35	—	82	64	18	—
Net investment income	965	466	474	25	504	234	258	12
Asset management fees, commissions and other income	330	43	(6)	293	155	30	(11)	136

Total revenues	4,972	3,066	1,588	318	2,477	1,489	840	148

Benefits and Expenses (1):
Insurance and annuity benefits	2,773	1,917	856	—	1,360	916	444	—
Interest credited to policyholders’ account balances	201	83	118	—	101	40	61	—
Interest expense	6	7	(4)	3	4	4	(2)	2
Deferral of acquisition costs	(593)	(424)	(169)	—	(299)	(203)	(96)	—
Amortization of acquisition costs	312	226	86	—	152	105	47	—
General and administrative expenses	1,356	686	406	264	680	341	219	120

Total benefits and expenses	4,055	2,495	1,293	267	1,998	1,203	673	122

Adjusted operating income before income taxes	917	571	295	51	479	286	167	26

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		Japanese Yen Basis Results:
		Revenues (1):
¥239,625	¥225,207	Japanese insurance operations excluding Gibraltar Life	¥107,786	¥110,522	¥110,212	¥124,975	¥114,650
184,090	168,214	Gibraltar Life	86,092	84,570	83,070	84,867	99,223

423,715	393,421	Total revenues, Japan, yen basis	193,878	195,092	193,282	209,842	213,873

		Benefits and Expenses (1):
189,616	176,024	Japanese insurance operations excluding Gibraltar Life	83,323	83,006	86,952	101,197	88,419
153,124	136,749	Gibraltar Life	68,623	65,640	66,538	70,551	82,573

342,740	312,773	Total benefits and expenses, Japan, yen basis	151,946	148,646	153,490	171,748	170,992

		Adjusted operating income (2):
50,009	49,183	Japanese insurance operations excluding Gibraltar Life	24,463	27,516	23,260	23,778	26,231
30,966	31,465	Gibraltar Life	17,469	18,930	16,532	14,316	16,650

¥80,975	¥80,648	Total adjusted operating income, Japan, yen basis	¥41,932	¥46,446	¥39,792	¥38,094	¥42,881

		U.S. Dollar adjusted operating income (3):
$494	$467	Japanese insurance operations excluding Gibraltar Life	$236	$252	$224	$237	$257
281	295	Gibraltar Life	167	167	160	131	150

775	762	Total adjusted operating income, Japan, U.S. dollar basis	403	419	384	368	407
115	104	All other countries (4)	50	41	37	57	58

$890	$866	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$453	$460	$421	$425	$465

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2008			2009
2009	2008		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,047	1,812	Japan, excluding Gibraltar Life	859	839	924	1,084	963
1,366	1,120	Gibraltar Life	593	515	559	635	731
587	745	All other countries	366	356	305	279	308

4,000	3,677	Total	1,818	1,710	1,788	1,998	2,002

		Annualized new business premiums:
295	288	Japan, excluding Gibraltar Life	125	120	123	173	122
260	242	Gibraltar Life	148	111	101	113	147
106	135	All other countries	63	55	54	47	59

661	665	Total	336	286	278	333	328

		Annualized new business premiums by distribution channel:
401	423	Life Planners	188	175	177	220	181
214	215	Gibraltar Life Advisors	127	96	89	92	122
46	27	Banks	21	15	12	21	25

661	665	Total	336	286	278	333	328

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,901	1,794	Japan, excluding Gibraltar Life	850	850	860	995	906
1,219	1,117	Gibraltar Life	575	522	534	546	673
767	749	All other countries	374	380	400	383	384

3,887	3,660	Total	1,799	1,752	1,794	1,924	1,963

		Annualized new business premiums:
275	285	Japan, excluding Gibraltar Life	124	122	115	161	114
244	243	Gibraltar Life	147	112	99	105	139
133	136	All other countries	64	56	68	63	70

652	664	Total	335	290	282	329	323

		Annualized new business premiums by distribution channel:
408	421	Life Planners	188	178	183	224	184
199	215	Gibraltar Life Advisors	125	97	87	84	115
45	28	Banks	22	15	12	21	24

652	664	Total	335	290	282	329	323

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2008			2009
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	244	246	248	250	251
Gibraltar Life	184	184	183	182	180
All other countries	108	108	108	108	109

Total	536	538	539	540	540

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,258	2,288	2,313	2,353	2,373
Gibraltar Life	3,782	3,788	3,796	3,787	3,760
All other countries	1,323	1,333	1,348	1,359	1,375

Total	7,363	7,409	7,457	7,499	7,508

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.0%	92.1%	92.6%	92.2%	91.8%
25 months	85.3%	85.5%	86.2%	85.0%	84.7%

Gibraltar Life:
13 months	90.8%	91.1%	91.1%	91.2%	91.2%
25 months	86.4%	85.3%	84.0%	83.4%	83.1%

Number of Life Planners at end of period:
Japan	3,079	3,084	3,071	3,078	2,987
All other countries	3,100	3,183	3,294	3,319	3,388

Total life planners	6,179	6,267	6,365	6,397	6,375

Gibraltar Life Advisors	5,899	6,057	6,330	6,170	6,376

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2009				December 31, 2008
	Consolidated	Closed Block	Financial Services Businesses		Consolidated	Closed Block	Financial Services Businesses
	Portfolio	Business	Amount	% of Total	Portfolio	Business	Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	126,341	27,863	98,478	55.9%	126,149	27,424	98,725	57.5%
Public, held to maturity, at amortized cost	4,023	—	4,023	2.3%	3,002	—	3,002	1.7%
Private, available for sale, at fair value	30,819	11,966	18,853	10.7%	30,047	11,479	18,568	10.8%
Private, held to maturity, at amortized cost	912	—	912	0.5%	806	—	806	0.5%
Trading account assets supporting insurance liabilities, at fair value	14,766	—	14,766	8.4%	13,875	—	13,875	8.1%
Other trading account assets, at fair value (1)	2,163	165	1,998	1.1%	848	120	728	0.4%
Equity securities, available for sale, at fair value	5,904	2,513	3,391	1.9%	6,059	2,400	3,659	2.1%
Commercial loans	30,675	8,733	21,942	12.5%	30,840	8,748	22,092	12.9%
Policy loans	9,856	5,443	4,413	2.5%	9,703	5,423	4,280	2.5%
Other long-term investments (2)	4,327	1,546	2,781	1.6%	4,664	1,629	3,035	1.8%
Short-term investments (3)	5,951	1,347	4,604	2.6%	4,358	1,484	2,874	1.7%

Subtotal (4)	235,737	59,576	176,161	100.0%	230,351	58,707	171,644	100.0%

Invested assets of other entities and operations (5)	7,912	—	7,912		11,674	—	11,674

Total investments	243,649	59,576	184,073		242,025	58,707	183,318

Fixed Maturities by Credit Quality (4):

		June 30, 2009					December 31, 2008
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (6)	Rating Agency Equivalent
1	Aaa, Aa, A	84,551	2,858	2,825	84,584	82.5%	85,474	4,228	4,425	85,277	83.8%
2	Baa	14,209	272	1,383	13,098	12.8%	15,573	163	2,893	12,843	12.6%

Subtotal Investment Grade		98,760	3,130	4,208	97,682	95.3%	101,047	4,391	7,318	98,120	96.4%

3	Ba	3,534	24	767	2,791	2.7%	3,009	16	800	2,225	2.2%
4	B	1,693	7	465	1,235	1.2%	1,639	2	565	1,076	1.1%
5	C and lower	861	8	360	509	0.5%	379	14	123	270	0.3%
6	In or near default	466	15	197	284	0.3%	36	4	4	36	0.0%

Subtotal Below Investment Grade		6,554	54	1,789	4,819	4.7%	5,063	36	1,492	3,607	3.6%

	Total	105,314	3,184	5,997	102,501	100.0%	106,110	4,427	8,810	101,727	100.0%

Private Fixed Maturities:
NAIC Rating (6)	Rating Agency Equivalent
1	Aaa, Aa, A	6,263	100	261	6,102	30.9%	6,284	112	408	5,988	30.9%
2	Baa	10,962	121	1,011	10,072	51.0%	11,341	92	1,310	10,123	52.2%

Subtotal Investment Grade		17,225	221	1,272	16,174	81.9%	17,625	204	1,718	16,111	83.1%

3	Ba	2,477	23	288	2,212	11.1%	2,405	24	381	2,048	10.5%
4	B	944	9	146	807	4.1%	1,037	14	244	807	4.2%
5	C and lower	385	5	69	321	1.6%	283	7	59	231	1.2%
6	In or near default	276	12	34	254	1.3%	232	8	39	201	1.0%

Subtotal Below Investment Grade		4,082	49	537	3,594	18.1%	3,957	53	723	3,287	16.9%

	Total	21,307	270	1,809	19,768	100.0%	21,582	257	2,441	19,398	100.0%

(1)	Other trading account assets, at fair value includes $1,250 million of asset-backed securities purchased under the Federal Reserve’s Term Asset-Backed Securities Loan Facility, which are predominately financed by non-recourse borrowings under the program.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(3)	Short-term investments consist primarily of money market funds with virtually no sub-prime exposure.
(4)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(5)	Includes invested assets of securities brokerage, securities trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(6)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of June 30, 2009 and December 31, 2008, respectively, 130 securities with amortized cost of $4,568 million (fair value $4,643 million) and 142 securities with amortized cost of $1,214 million (fair value, $1,054 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2009		December 31, 2008
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	43,374	71.0%	42,223	70.6%
Public, held to maturity, at amortized cost	4,023	6.6%	3,002	5.0%
Private, available for sale, at fair value	2,863	4.7%	2,803	4.7%
Private, held to maturity, at amortized cost	912	1.5%	806	1.3%
Trading account assets supporting insurance liabilities, at fair value	1,138	1.9%	1,077	1.8%
Other trading account assets, at fair value	433	0.7%	519	0.9%
Equity securities, available for sale, at fair value	1,441	2.4%	2,071	3.5%
Commercial loans	3,561	5.8%	3,373	5.6%
Policy loans	1,614	2.6%	1,547	2.6%
Other long-term investments (1)	1,352	2.2%	2,143	3.6%
Short-term investments	337	0.6%	266	0.4%

Total	61,048	100.0%	59,830	100.0%

	June 30, 2009		December 31, 2008
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	55,104	47.9%	56,502	50.5%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	15,990	13.9%	15,765	14.1%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,628	11.8%	12,798	11.5%
Other trading account assets, at fair value	1,565	1.4%	209	0.2%
Equity securities, available for sale, at fair value	1,950	1.7%	1,588	1.4%
Commercial loans	18,381	16.0%	18,719	16.7%
Policy loans	2,799	2.4%	2,733	2.5%
Other long-term investments (1)	1,429	1.2%	892	0.8%
Short-term investments	4,267	3.7%	2,608	2.3%

Total	115,113	100.0%	111,814	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	4.51%	1,405	(309)	4.74%	1,398	(483)
Equity securities	6.30%	56	(114)	5.09%	60	(96)
Commercial loans	5.63%	241	(88)	5.94%	247	(5)
Policy loans	5.11%	55	—	5.02%	52	—
Short-term investments and cash equivalents	0.46%	14	—	2.52%	67	—
Other investments	3.03%	34	(798)	3.23%	27	79

Gross investment income before investment expenses	4.34%	1,805	(1,309)	4.74%	1,851	(505)
Investment expenses	-0.15%	(49)	—	-0.16%	(80)	—

Subtotal	4.19%	1,756	(1,309)	4.58%	1,771	(505)

Investment results of other entities and operations (2)		301	(109)		384	(45)
Less, investment income relating to divested businesses		(4)			(10)

Total		2,053	(1,418)		2,145	(550)

	Six Months Ended June 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	4.60%	2,861	(545)	4.82%	2,778	(868)
Equity securities	6.00%	113	(379)	4.62%	106	(152)
Commercial loans	5.67%	483	(137)	5.95%	478	(4)
Policy loans	5.06%	108	—	5.08%	103	—
Short-term investments and cash equivalents	0.71%	43	—	3.24%	166	—
Other investments	3.79%	80	377	3.98%	63	(266)

Gross investment income before investment expenses	4.46%	3,688	(684)	4.83%	3,694	(1,290)
Investment expenses	-0.16%	(103)	—	-0.15%	(160)	—

Subtotal	4.30%	3,585	(684)	4.68%	3,534	(1,290)

Investment results of other entities and operations (2)		540	(154)		741	(62)
Less, investment income relating to divested businesses		(8)			(20)

Total		4,117	(838)		4,255	(1,352)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.88%	364	(82)	3.00%	341	(59)
Equity securities	2.47%	11	(104)	2.75%	18	(104)
Commercial loans	4.80%	41	(9)	4.81%	37	(1)
Policy loans	3.78%	14	—	3.71%	12	—
Short-term investments and cash equivalents	0.13%	1	—	4.22%	9	—
Other investments	4.88%	24	(143)	8.36%	29	(120)

Gross investment income before investment expenses	2.97%	455	(338)	3.26%	446	(284)
Investment expenses	-0.15%	(22)	—	-0.20%	(32)	—

Total	2.82%	433	(338)	3.06%	414	(284)

	Six Months Ended June 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.96%	743	(97)	2.93%	641	(108)
Equity securities	2.82%	29	(278)	2.52%	32	(155)
Commercial loans	4.85%	82	(7)	4.72%	70	2
Policy loans	3.84%	29	—	3.84%	24	—
Short-term investments and cash equivalents	0.55%	5	—	2.94%	12	—
Other investments	4.66%	50	(365)	8.28%	52	(142)

Gross investment income before investment expenses	3.07%	938	(747)	3.16%	831	(403)
Investment expenses	-0.17%	(51)	—	-0.19%	(55)	—

Total	2.90%	887	(747)	2.97%	776	(403)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.62%	1,041	(227)	5.83%	1,057	(424)
Equity securities	10.49%	45	(10)	8.09%	42	8
Commercial loans	5.84%	200	(79)	6.20%	210	(4)
Policy loans	5.86%	41	—	5.59%	40	—
Short-term investments and cash equivalents	0.53%	13	—	2.32%	58	—
Other investments	1.67%	10	(655)	-0.29%	(2)	199

Gross investment income before investment expenses	5.14%	1,350	(971)	5.54%	1,405	(221)
Investment expenses	-0.15%	(27)	—	-0.13%	(48)	—

Total	4.99%	1,323	(971)	5.41%	1,357	(221)

	Six Months Ended June 30
	2009			2008
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.71%	2,118	(448)	5.98%	2,137	(760)
Equity securities	9.85%	84	(101)	7.29%	74	3
Commercial loans	5.87%	401	(130)	6.23%	408	(6)
Policy loans	5.75%	79	—	5.62%	79	—
Short-term investments and cash equivalents	0.74%	38	—	3.27%	154	—
Other investments	2.89%	30	742	1.24%	11	(124)

Gross investment income before investment expenses	5.28%	2,750	63	5.73%	2,863	(887)
Investment expenses	-0.15%	(52)	—	-0.13%	(105)	—

Total	5.13%	2,698	63	5.60%	2,758	(887)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2007				2008				2009
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
1,646	1,431	U.S. Retirement Solutions and Investment Management Division	489	485	431	500	358	485	(182)	(975)	175
774	722	U.S. Individual Life and Group Insurance Division	152	210	351	195	186	183	339	78	133
1,570	1,425	International Insurance and Investments Division	473	453	537	391	438	479	497	1	435
(14)	179	Corporate and other operations	(17)	(27)	(24)	(64)	(51)	(20)	(38)	(288)	(166)

3,976	3,757	Total pre-tax adjusted operating income (loss)	1,097	1,121	1,295	1,022	931	1,127	616	(1,184)	577
1,078	1,139	Income taxes, applicable to adjusted operating income	314	322	378	244	240	282	186	(305)	141

2,898	2,618	Financial Services Businesses after-tax adjusted operating income (loss)	783	799	917	778	691	845	430	(879)	436

		Reconciling items:
83	549	Realized investment losses, net, and related charges and adjustments	141	37	(179)	(91)	(678)	(486)	(547)	(511)	(666)
35	(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	82	(108)	36	(10)	(262)	(123)	(534)	(815)	145
11	(44)	Change in experience-rated contractholder liabilities due to asset value changes	(62)	72	(6)	9	200	94	388	481	(45)
151	(232)	Divested businesses	127	90	58	(1)	(67)	10	(219)	(230)	(32)
(297)	(193)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(91)	(96)	(82)	(68)	(36)	(32)	213	509	3

(17)	47	Total reconciling items, before income taxes	197	(5)	(173)	(161)	(843)	(537)	(699)	(566)	(595)
27	(499)	Income taxes, not applicable to adjusted operating income	56	(9)	(67)	(118)	(199)	(245)	(280)	(159)	(148)

(44)	546	Total reconciling items, after income taxes	141	4	(106)	(43)	(644)	(292)	(419)	(407)	(447)

2,854	3,164	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	924	803	811	735	47	553	11	(1,286)	(11)
183	121	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	48	49	45	37	19	16	(134)	(384)	5

3,037	3,285	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	972	852	856	772	66	569	(123)	(1,670)	(6)
25	21	Earnings attributable to noncontrolling interests	29	7	22	9	24	8	5	(1)	(11)

3,062	3,306	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	1,001	859	878	781	90	577	(118)	(1,671)	(17)
71	(71)	Income (loss) from discontinued operations, net of taxes	38	(29)	(4)	13	2	(3)	5	14	1

3,133	3,235	Net income (loss) of Financial Services Businesses	1,039	830	874	794	92	574	(113)	(1,657)	(16)
25	21	Less: Income (loss) attributable to noncontrolling interests	29	7	22	9	24	8	5	(1)	(11)

3,108	3,214	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1,010	823	852	785	68	566	(118)	(1,656)	(5)

14.17%	13.23%	Operating Return on Average Equity (based on adjusted operating income)	14.84%	14.96%	16.89%	14.24%	12.34%	15.32%	8.02%	-16.60%	8.89%

		Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
3,108	3,214	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	1,010	823	852	785	68	566	(118)	(1,656)	(5)
284	321	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	95	11	7	79	(8)	15	(58)	74	19

3,392	3,535	Consolidated net income (loss) attributable to Prudential Financial, Inc.	1,105	834	859	864	60	581	(176)	(1,582)	14

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2007				2008				2009
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
		Earnings per share of Common Stock (diluted) (1):
5.98	5.16	Financial Services Businesses after-tax adjusted operating income (loss)	1.67	1.72	2.00	1.72	1.56	1.96	1.02	(2.04)	1.05

		Reconciling items:
0.17	1.06	Realized investment losses, net, and related charges and adjustments	0.30	0.08	(0.39)	(0.20)	(1.52)	(1.11)	(1.28)	(1.21)	(1.57)
0.07	(0.06)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.17	(0.23)	0.08	(0.02)	(0.59)	(0.28)	(1.25)	(1.93)	0.34
0.02	(0.08)	Change in experience-rated contractholder liabilities due to asset value changes	(0.13)	0.15	(0.01)	0.02	0.45	0.22	0.91	1.14	(0.11)
0.31	(0.45)	Divested businesses	0.27	0.19	0.12	—	(0.15)	0.02	(0.51)	(0.55)	(0.08)
—	(0.01)	Difference in earnings allocated to participating unvested share-based payment awards	—	—	—	—	0.01	—	—	—	0.01

0.57	0.46	Total reconciling items, before income taxes	0.61	0.19	(0.20)	(0.20)	(1.80)	(1.15)	(2.13)	(2.55)	(1.41)
0.28	(0.82)	Income taxes, not applicable to adjusted operating income	0.22	0.08	(0.07)	(0.18)	(0.41)	(0.52)	(0.84)	(0.67)	(0.37)

0.29	1.28	Total reconciling items, after income taxes	0.39	0.11	(0.13)	(0.02)	(1.39)	(0.63)	(1.29)	(1.88)	(1.04)

6.27	6.44	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	2.06	1.83	1.87	1.70	0.17	1.33	(0.27)	(3.92)	0.01
0.14	(0.14)	Income (loss) from discontinued operations, net of taxes	0.08	(0.07)	(0.01)	0.03	0.01	(0.01)	0.02	0.03	—

6.41	6.30	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	2.14	1.76	1.86	1.73	0.18	1.32	(0.25)	(3.89)	0.01

484.2	511.8	Weighted average number of outstanding Common shares (basic)	468.4	463.7	457.0	450.4	442.1	431.9	423.8	421.3	422.1
491.4	518.3	Weighted average number of outstanding Common shares (diluted)	475.0	471.0	462.9	456.4	446.9	436.5	428.0	423.0	423.2
68	82	Direct equity adjustments for earnings per share calculation	15	14	13	11	12	14	10	19	11

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
25	25	Financial Services Businesses after-tax adjusted operating income	6	5	6	5	4	5	3	1	4
26	31	Income from continuing operations (after-tax) of Financial Services Businesses	7	6	5	5	—	4	—	1	—

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 and for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment. Diluted share count used in the diluted earnings per share calculation for non-GAAP measures is equal to the weighted average basic common shares for the three months ended December 31, 2008 as all potential common shares are anti-diutive due to the adjusted operating loss available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2007				2008				2009
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
		Revenues (1):
10,287	10,128	Premiums	2,720	2,684	2,673	2,717	3,102	2,961	2,798	2,997	3,261
2,649	2,529	Policy charges and fee income	784	783	727	828	824	809	709	781	734
7,597	6,845	Net investment income	1,994	2,033	2,068	2,105	2,110	2,145	2,076	2,099	2,064
3,647	3,124	Asset management fees, commissions and other income	1,032	1,072	1,199	1,045	882	939	770	10	1,945

24,180	22,626	Total revenues	6,530	6,572	6,667	6,695	6,918	6,854	6,353	5,887	8,004

		Benefits and Expenses (1):
10,423	9,990	Insurance and annuity benefits	2,763	2,683	2,658	2,725	3,082	2,944	3,040	3,472	3,464
2,790	2,516	Interest credited to policyholders’ account balances	745	762	779	808	806	803	853	881	1,086
1,005	622	Interest expense	298	295	293	301	298	248	287	303	247
(2,037)	(1,801)	Deferral of acquisition costs	(539)	(556)	(554)	(599)	(588)	(588)	(559)	(567)	(578)
670	910	Amortization of acquisition costs	272	265	108	290	338	315	238	512	1,205
7,353	6,632	General and administrative expenses	1,894	2,002	2,088	2,148	2,051	2,005	1,878	2,470	2,003

20,204	18,869	Total benefits and expenses	5,433	5,451	5,372	5,673	5,987	5,727	5,737	7,071	7,427

3,976	3,757	Adjusted operating income (loss) before income taxes	1,097	1,121	1,295	1,022	931	1,127	616	(1,184)	577

		Reconciling items:
66	657	Realized investment losses, net, and related adjustments	147	41	(178)	(51)	(665)	(527)	(564)	(511)	(710)
17	(108)	Related charges	(6)	(4)	(1)	(40)	(13)	41	17	—	44

83	549	Total realized investment losses, net, and related charges and adjustments	141	37	(179)	(91)	(678)	(486)	(547)	(511)	(666)

35	(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	82	(108)	36	(10)	(262)	(123)	(534)	(815)	145
11	(44)	Change in experience-rated contractholder liabilities due to asset value changes	(62)	72	(6)	9	200	94	388	481	(45)
151	(232)	Divested businesses	127	90	58	(1)	(67)	10	(219)	(230)	(32)
(297)	(193)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(91)	(96)	(82)	(68)	(36)	(32)	213	509	3

(17)	47	Total reconciling items, before income taxes	197	(5)	(173)	(161)	(843)	(537)	(699)	(566)	(595)

3,959	3,804	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	1,294	1,116	1,122	861	88	590	(83)	(1,750)	(18)
1,105	640	Income tax expense (benefit)	370	313	311	126	41	37	(94)	(464)	(7)

2,854	3,164	Income (loss) from continuing operations before equity in earnings of operating joint ventures	924	803	811	735	47	553	11	(1,286)	(11)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Years ended December 31			2007				2008				2009
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
		Revenues (1):
5,946	6,098	Premiums	1,553	1,531	1,518	1,590	1,772	1,736	1,627	1,698	1,899
286	264	Policy charges and fee income	72	73	72	76	87	82	83	90	99
1,425	1,324	Net investment income	386	405	418	433	461	504	514	527	534
649	466	Asset management fees, commissions and other income	214	209	277	176	175	155	153	(217)	106

8,306	8,152	Total revenues	2,225	2,218	2,285	2,275	2,495	2,477	2,377	2,098	2,638

		Benefits and Expenses (1):
4,682	4,865	Insurance and annuity benefits	1,219	1,219	1,194	1,275	1,413	1,360	1,279	1,325	1,501
251	207	Interest credited to policyholders’ account balances	77	79	84	90	100	101	106	109	119
10	22	Interest expense	2	3	8	6	2	4	1	2	1
(1,007)	(1,003)	Deferral of acquisition costs	(261)	(259)	(253)	(284)	(294)	(299)	(281)	(299)	(309)
454	390	Amortization of acquisition costs	128	126	103	129	160	152	144	182	202
2,346	2,246	General and administrative expenses	587	597	612	668	676	680	631	778	689

6,736	6,727	Total benefits and expenses	1,752	1,765	1,748	1,884	2,057	1,998	1,880	2,097	2,203

1,570	1,425	Adjusted operating income before income taxes	473	453	537	391	438	479	497	1	435

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INVESTMENTS SEGMENT

(in millions)

Years ended December 31			2007				2008				2009
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
		Revenues (1):
—	—	Premiums	—	—	—	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—	—	—	—
31	25	Net investment income	8	9	10	7	13	12	12	12	8
540	445	Asset management fees, commissions and other income	164	154	235	158	157	136	139	(219)	93

571	470	Total revenues	172	163	245	165	170	148	151	(207)	101

		Benefits and Expenses (1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—	—	—
1	2	Interest expense	1	2	2	1	1	2	1	—	—
—	—	Deferral of acquisition costs	—	—	—	—	—	—	—	—	—
—	—	Amortization of acquisition costs	—	—	—	—	—	—	—	—	—
428	364	General and administrative expenses	110	118	129	126	144	120	113	213	91

429	366	Total benefits and expenses	111	120	131	127	145	122	114	213	91

142	104	Adjusted operating income (loss) before income taxes	61	43	114	38	25	26	37	(420)	10

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 6.76% for the six months ended June 30, 2009, 6.08% for the six months ended June 30, 2008, 12.79% for the three months ended June 30, 2009, .14% for the three months ended March 31, 2009, -39.94% for the three months ended December 31, 2008, -2.30% for the three months ended September 30, 2008, 11.09% for the three months ended June 30, 2008.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 25% of Junior Subordinated Notes supporting capital needs, and we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2009

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of August 5, 2009

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of August 5, 2009

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.